UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2015

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Lease Agreement

On December 31, 2015, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), which is a subsidiary of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), entered into an amended and restated lease agreement (the “Amended Lease”) with Sharyland Utilities, L.P. (“Sharyland”), pursuant to which Sharyland leases the Company’s transmission and distribution assets located in and around Stanton, Brady and Celeste, Texas, other than the Company’s 138 kilovolt transmission loop, to extend the term of the lease through December 31, 2017. Although the Company generally expects lease renewal terms to be at least five years, the Company and Sharyland consider different extension and renewal terms in some circumstances. In the case of the extension of the Amended Lease, the Company and Sharyland determined that a two-year extension was in their mutual interest based on a variety of factors, including the expectation that Sharyland will file a rate case with the Public Utility Commission of Texas in 2016. The other material terms of the Amended Lease are the same as those described under the caption entitled “Our Leases” included under “Item 1., Business” in InfraREIT’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on March 18, 2015 (the “Form 10-K”). The foregoing description of the Amended Lease does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Lease, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Amended and Restated Lease Supplements

Also on December 31, 2015, SDTS amended and restated its lease supplements with Sharyland (other than the lease supplement with respect to the Stanton Transmission Loop Lease) to establish the rent under its leases after giving effect to the capital expenditures that the parties expect to place in service during 2016. The foregoing description of the amended and restated lease supplements is qualified in its entirety by reference to the complete text of the amended and restated lease supplements, copies of which are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference. For a description of the Company’s lease supplements generally, see the caption “Supplements” under “Our Leases” included under “Item 1., Business” in the Form 10-K.

Relationships

As more fully described in the section of the Form 10-K entitled “Certain Relationships and Related Transactions,” which section is incorporated herein by reference, Sharyland is privately-owned by Hunter L. Hunt, who serves as one of InfraREIT’s directors, and other members of the family of Ray L. Hunt and is controlled by Hunter L. Hunt. Ray L. Hunt and Hunter L. Hunt indirectly control Hunt Consolidated, Inc., which is deemed to be a beneficial owner of more than 5% of InfraREIT’s common stock and indirectly owns the Company’s external manager.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.2	—	Ninth Amended and Restated Rent Supplement (McAllen Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.3	—	Ninth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.4	—	Seventh Amended and Restated Rent Supplement (CREZ Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.5	—	Fourth Amended and Restated Rent Supplement (ERCOT Transmission Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: January 4, 2016	By:	/s/ Benjamin D. Nelson
Benjamin D. Nelson
Senior Vice President and General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.2	—	Ninth Amended and Restated Rent Supplement (McAllen Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.3	—	Ninth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.4	—	Seventh Amended and Restated Rent Supplement (CREZ Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

10.5	—	Fourth Amended and Restated Rent Supplement (ERCOT Transmission Lease), dated December 31, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

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